Exhibit 99.11

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-J

KEY PERFORMANCE FACTORS
February 28, 1998



        Expected B Maturity                                       12/16/02


        Blended Coupon                                             5.8919%



        Excess Protection Level
          3 Month Average  4.82%
          February, 1998  4.61%
          January, 1998  4.69%
          December, 1997  5.15%


        Cash Yield                                  16.74%


        Investor Charge Offs                        4.83%


        Base Rate                                   7.30%


        Over 35 Day Delinquency                     5.04%


        Seller's Interest                           15.07%


        Total Payment Rate                          12.54%


        Total Principal Balance                     $34,488,564,555.67


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $5,197,230,037.18